Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

Exhibit 10.21

AMENDMENT 01 to
NEGOTIATED PURCHASE ORDER TERMS AND CONDITIONS
FOR CLINICAL AND COMMERCIAL PRODUCT

This Amendment No. 01 to the Negotiated Purchase Order Terms and Conditions for Clinical and Commercial Product of January 13, 2022 (the “Amendment”) is made effective as of August 1, 2022 (“Amendment Effective Date”) by and between Fresenius Kabi, LLC, a Delaware company having a principal place of business at Three Corporate Drive, Lake Zurich, IL 60047 (“FRESENIUS KABI”), and AADi Bioscience, Inc., a Delaware corporation having a principal address at 17383 Sunset Blvd., Suite A 250, Pacific Palisades, CA 90272 (“AADI” or “Customer”). AADI and the Company may hereafter be referred to collectively as the “Parties” and individually as a “Party”.
WHEREAS, FRESENIUS KABI and AADI are Parties to the Negotiated Purchase Order Terms and Conditions for Clinical and Commercial Product signed on January 13, 2022 (“the Agreement”);
WHEREAS, the Parties mutually desire to amend, modify and restate certain terms and conditions of the Agreement.
NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is mutually agreed as follows:
1.DEFINITIONS

Unless otherwise defined herein, capitalized words in this Amendment shall have the meaning attributed to them in the Agreement.
2.AMENDMENTS

The Parties agree that, as of the Amendment Effective Date, the Agreement is amended as set forth in this Section 2.

2.1The following sentence shall be added as the last sentence to the second paragraph on page 1 of the Agreement following the language “If FRESENIUS KABI cannot agree to the AADI’s proposed delivery date, FRESENIUS KABI may decline the Purchase Order and the Parties shall negotiate in good faith a new delivery date”:
“FRESENIUS KABI may elect not to manufacture Product for any confirmed purchase orders if any outstanding invoices payable by AADI exceed [***]. In such instance, the Parties shall agree on an alternative manufacturing dates as soon as the outstanding invoices have been settled by AADI.”
2.2The following sentences shall be added to the end of Section 12 (Payment) of the Agreement:
“Notwithstanding anything to the contrary in this Agreement, FRESENIUS KABI may invoice any Product (i) that has been released by AADI as agreed in the Quality Agreement but is not delivered to AADI within [***] calendar days after its release, or (ii) if the review at AADI to release Product is pending for more than [***] from the date

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

on which FRESENIUS KABI has provided the relevant executed batch record, the certificate of analysis and the certificate of compliance without AADI’s approval or request for comments or changes, or (iii) if all documentation has been provided by FRESENIUS KABI to AADI for release of Product but regulatory approval for a Product Change has not been received by the respective regulatory authority.
Such invoice shall be paid by AADI in US Dollars within [***] calendar days from the date of receipt of the applicable invoice. In the event the Parties agree in writing that Product is stored for an agreed period of time at FRESENIUS KABI after release, fees as described in Section 14 apply.
2.3Section 14, shall be deleted and replaced by the following new clause:
“14) Storage: In the event that AADI fails to pick up any Product within [***] calendar days of FRESENIUS KABI’s release of the Product or any Product subject to Section 12 as amended above by Section 2.2 of this Amendment, FRESENIUS KABI shall notify AADI and may thereafter arrange for storage of such Product at AADI’s risk and expense. For Product stored at the manufacturing facility, FRESENIUS KABI shall charge AADI a storage fee of [***] per pallet for the first month, and [***] per pallet for each started month thereafter stored at 2-8°C or as otherwise agreed in the Quality Agreement. AADI acknowledges that if the number of stored pallets at any given time will exceed [***] pallets, FRESENIUS KABI may need to arrange for storage with a third party, which shall also be at AADI’s risk and expense, or alternatively FRESENIUS KABI may delay further batch manufacture of Product.”
2.4The last sentence of Section 17 subsection c) shall be deleted and replaced by the following sentence:
“For clarity, FRESENIUS KABI is not responsible for any costs, or replacement, of Product or Supplied Material if [***].

2.5Section 31 shall be deleted and replaced by the following new clause:
31) “Term; Termination: The term of this Agreement begins upon FRESENIUS KABI’s acceptance of the purchase order and continues until March 31, 2024 (or such later date as may be agreed between the Parties) subject to the terms that survive expiration or termination of this Agreement (i.e., Sections 2, 4, 19, 21, and 26-31). Upon expiration or termination of this Agreement, no Party shall have any obligation to make any further payments to the other, except for amounts accrued prior to expiration or termination. Further, any purchase orders for Product confirmed by FRESENIUS KABI with a batch manufacturing date for Product prior to expiration or termination of the term of this Agreement shall be delivered by FRESENIUS KABI and shall be paid by AADI in full pursuant to this Agreement. Except as otherwise agreed upon by the Parties, AADI may terminate a purchase order for Products within [***] day of FRESENIUS KABI’s confirmation of the purchase order. AADI may not terminate a confirmed purchase order for Products after such time.”

2.6Section 1. of Exhibit C (“Price”) shall be deleted and replaced by the following new clause:

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

“1.    Price
The table below identifies the Price per unit of Product that applies based on the total quantity of Product actually purchased by AADI for delivery during a given calendar year pursuant to this Agreement. The Price of the Product is calculated based on a batch-size of [***].
[***]
For clarity, [***]; with the exception that for the following purchase orders placed by AADI in 2022, the Price per unit of Product set forth in the Price Table at Section 1.A of Exhibit C shall apply:
1.[***]
Assumptions for Product Prices include but are not limited to:
[***]

Price for Product manufactured by FRESENIUS KABI after December 31, 2022 assumes AADI has submitted purchase orders for not less than [***] batches of either commercial and/or clinical Product to be manufactured in 2023, and that FRESENIUS KABI is timely provided with Supplied Materials to allow it to manufacture not less than [***] batches of Product, under this Agreement in the calendar year 2023 (as defined by the manufacturing date).
Each process-performance qualification batch for Product manufactured under the Prior NTCs in the FRESENIUS KABI facility in [***] with an upscaled batch size of [***] shall count as [***] batches towards the not less than [***] batch requirement. Costs for these process-performance qualification batches for Product with an upscaled batch size shall be quoted separately and agreed between the Parties in writing.

For clarity, FRESENIUS KABI shall increase the Price for Product manufactured under this Agreement in the calendar year 2023 if [***].

2.INTEGRATION
Except for the sections of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Amendment shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Amendment.

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

3.APPLICABLE LAW & JURISDICTION
This Amendment shall be governed by, and construed in accordance with, the laws which govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.

[signature page follows immediately hereafter]

Certain identified information marked with [***] has been excluded from this exhibit because it is not material and is of the type that the registrant treats as private and confidential.

IN WITNESS WHEREOF, each Party is signing this Amendment on the date stated opposite that Party’s signature.
AADi Bioscience, Inc.

By: _/s/ Brendan Delaney_____________________        Date:__1/12/2023______________
Name: Brendan Delaney
Title: Chief Executive Officer

Fresenius Kabi, LLC

By: _/s/ Michael Marinoff___________        Date:_1/17/2023__________
Name: Michael Marinoff
Title: Senior Director

Fresenius Kabi, LLC

By: __/s/ Saleem Farooqui_____________        Date:_1/17/2023___________
Name: Saleem Farooqui
Title: EVP BU Gx Pharma & IV Fluids North America